UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2020

HELIOS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Florida	0-21835	59-2754337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 West University Parkway, Sarasota, Florida	34243
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (941) 362-1200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $.001 Par Value	HLIO	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Special Retention Restricted Stock Unit Award and Form of Grant Agreement

At its meeting on April 27, 2020, the Compensation Committee of the Board of Directors of Helios Technologies, Inc. (the “Company”) awarded the Company’s officers a special retention grant of time-based Restricted Stock Units (“RSUs”). The Committee determined that the special grant would encourage retention of the Company’s officers during the leadership transition and search for a new Chief Executive Officer.

The Special Retention Restricted Stock Unit Agreement (the “Agreement”) sets forth the terms of the equity awards, which requires each officer to remain employed, with limited exceptions, for a period of twenty-four months prior to RSU vesting.  The RSUs are subject to clawback pursuant to the policy previously adopted by the Company.

Officer	Title	Number of RSUs
Tricia L. Fulton	Interim President and Chief Executive Officer and Chief Financial Officer	7,740
Melanie Nealis	Chief Legal and Compliance Officer and Secretary	5,418
Rajasekhar Menon	President – CVT	5,418
Jinger J. McPeak	President – EC	5,418
Matteo Arduini	President – QRC	5,418

The disclosure set forth herein is qualified in its entirely by the Agreement, which is filed as Exhibit 10.1 to this report and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits

10.1	Special Retention Restricted Stock Unit Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

HELIOS TECHNOLOGIES, INC.

Dated: April 28, 2020	By:	/s/ Tricia L. Fulton
Tricia L. Fulton
Interim President and Chief Executive Officer and Chief Financial Officer (Principal Executive, Financial and Accounting Officer)